                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 8, 2001



                               PJ AMERICA, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                0-21587                     61-1308435
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                           Identification Number)


                              2300 Resource Drive
                          Birmingham, Alabama  35242
                   (Address of principal executive offices)


                                (205) 981-2800
             (Registrant's telephone number, including area code)

________________________________________________________________________________

Item 5.  Other Events

On March 7, 2001, PJ America, Inc., a Delaware Corporation (the "Company") announced changes to its Board of Directors.

See attached press release.




Exhibit No.     Description of Exhibit
-----------     ----------------------
99              PJ America, Inc. Press Release dated March 7, 2001 announcing changes to its Board of Directors.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PJ AMERICA, INC.




Date:  March 8, 2001              By   /s/  D. Ross Davison
                                     -------------------------------
                                       D. Ross Davison
                         Vice President Administration, Chief Financial Officer
                              And Treasurer (Principal Financial Officer)